EXHIBIT 4
                                                                      ---------

                                 CERTIFICATION

                     CERTIFICATION REQUIRED SECTION 1350 OF
                CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

In connection with the report of Canadian Natural Resources Limited (the "Company") on the Form 40-F for the fiscal year ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steve W. Laut, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED this 28th day of March, 2007.



/s/ Steve W. Laut
-----------------------------------
Steve W. Laut
President and Chief Operating Officer (Principal Executive Officer), Canadian Natural Resources Limited